BLACKROCK FUNDSSM

BlackRock China Fund

     Supplement dated September 15, 2011 to the
Statement of Additional Information dated April 29, 2011

The following changes are made to the Statement of Additional Information of BlackRock China Fund (the “Fund”).

The subsection entitled “IV. Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Manager” is revised as follows:

The paragraph under the heading “Information Regarding the Portfolio Manager” is deleted in its entirety and replaced with the following:

Information Regarding the Portfolio Managers

     Andrew Swan and Jing Ning, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The subsection entitled “IV. Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Manager — Other Funds and Accounts Managed” is revised to add the following information:

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Fund for which Andrew Swan is jointly and primarily responsible for the day-to-day portfolio management as of August 31, 2011.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Management Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew Swan	2	8	2	0	0	1
	$414.5 Million	$2 Billion	$601 Million	$0	$0	$597.6 Million

The subsection entitled “IV. Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Manager — Fund Ownership” is deleted in its entirety and replaced with the following:

Fund Ownership

As of August 31, 2011, Andrew Swan owned no shares of the Fund.

Shareholders should retain this Supplement for future reference.

Code # SAI-CF-0911SUP